UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2004

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-99.1 November 4, 2004 Press Release
Ex-99.2 November 4, 2004 Webcast Script

     Item 2.02. Results of Operations and Financial Condition

     The following disclosure is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition, of Form 8-K. On November 4, 2004, Catalina Marketing Corporation issued a press release announcing its financial results for its second quarter and six months ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of the Company, under Item 2.02 to this Report on Form 8-K.

     On November 4, 2004, commencing at 10:00 a.m., Catalina Marketing Corporation hosted a webcast. Certain financial information relating to Catalina Marketing Corporation that was not expressly included in the press release referenced above was disclosed during the webcast. A copy of the script used during the webcast containing such financial information is included as Exhibit 99.2 to this Report on Form 8-K and incorporated herein by reference. Exhibit 99.2 is being furnished and not filed or incorporated by reference into any statement or report of Catalina Marketing Corporation, under Item 2.02 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits	99.1 – Press Release dated November 4, 2004

99.2 – Script for Webcast held November 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

November 9, 2004	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Christopher W. Wolf
Christopher W. Wolf
Executive Vice President and Chief Financial Officer
(Authorized officer of Registrant and principal
financial officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated November 4, 2004

99.2	Script for Webcast held November 4, 2004